Exhibit 32.2

MODIVCARE INC.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of ModivCare Inc. (the “Company”), does hereby certify with respect to the Annual Report of the Company on Form 10-K for the year ended December 31, 2021 (the “Report”) that, to the best of such officer’s knowledge:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 28, 2022

By: /s/ L. Heath Sampson L. Heath Sampson Chief Financial Officer (Principal Financial Officer)